UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
August 13, 2019

El Paso Electric Company
(Exact name of registrant as specified in its charter)

Texas		001-14206	74-0607870
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

Stanton Tower
100 North Stanton Street
El Paso,	Texas		79901
(Address of principal executive offices)			(Zip Code)
(915) 543-5711
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	EE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 8.01.    Other Events.

Regulatory Update
As previously reported, on June 1, 2019, El Paso Electric Company (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, Sun Jupiter Holdings LLC, a Delaware limited liability company (“Parent”), and Sun Merger Sub Inc., a Texas corporation and wholly owned subsidiary of Parent (“Merger Sub”). Pursuant to the Merger Agreement, on and subject to the terms and conditions set forth therein, Merger Sub will merge with and into the Company (the “Merger”), with the Company continuing as the surviving corporation in the Merger and becoming a wholly owned subsidiary of Parent. Parent and Merger Sub are affiliates of the Infrastructure Investments Fund (“IIF”), a private investment vehicle, advised by J.P. Morgan Investment Management Inc.
In addition, as previously disclosed in the definitive proxy statement filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) on August 2, 2019 (the “Definitive Proxy Statement”), to complete the Merger, the Company and Parent need to obtain approvals, orders, clearances or consents from, or make filings with, a number of public utility, antitrust and other regulatory authorities. The material regulatory approvals, consents and filings are described in detail in the Definitive Proxy Statement.
On August 13, 2019, the Company, Parent and IIF US Holding 2 LP, an affiliate of IIF, as applicable, filed (1) the joint report and application for regulatory approvals with the Public Utility Commission of Texas requesting approval of the Merger pursuant to the Texas Public Utility Regulatory Act §§ 14.101, 39.262 and 39.915, as codified in Title II of the Texas Utilities Code, (2) the joint application for regulatory approvals with the New Mexico Public Regulation Commission (“NMPRC”) requesting approval of the Merger pursuant to the New Mexico Public Utility Act and NMPRC Rule 450, (3) the joint application requesting approval of the Merger with the Federal Energy Regulatory Commission under Section 203 of the Federal Power Act, and (4) the joint application for regulatory approval for the indirect transfer of the Company’s Nuclear Regulatory Commission (“NRC”) licenses to Parent from the NRC under the Atomic Energy Act of 1954. In addition, on August 13, 2019, the Company and Parent sought the authorization of the Federal Communications Commission (“FCC”) to assign or transfer control of the Company’s FCC licenses.
The Company and Parent expect that (1) the filing of notification and report forms with the Antitrust Division of the U.S. Department of Justice and the Federal Trade Commission under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder (the “HSR Act”), and expiration or early termination of any applicable waiting periods under the HSR Act, and (2) the request for consent of the City of El Paso, Texas (the “City of El Paso”) under its franchise agreement with the Company, pursuant to which the Company provides the generation, transmission and distribution of electrical energy and other services within the City of El Paso, will be submitted at a later date.
Native System Peak Record
On August 7, 2019, the Company’s customers set a new unofficial native system peak of 1,952 megawatts (“MW”), which is approximately 1.0% higher than the last record peak of 1,935 MW established on June 22, 2017. The new unofficial peak is still subject to final verification.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION
Forward-Looking Statements
Certain matters discussed in this Current Report on Form 8-K, other than statements of historical fact, are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements include those statements regarding regulatory approvals and the expected timetable for submitting regulatory filings with the regulatory authorities. Forward-looking statements often include words like “believe”, “anticipate”, “target”, “project”, “expect”, “predict”, “pro forma”, “estimate”, “intend”, “will”, “is designed to”, “plan”, and words of similar meaning, or are indicated by the Company's discussion of strategies or trends. Forward-looking statements describe the Company's future plans, objectives, expectations or goals. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, no assurances can be given that these expectations will prove to be correct. Such statements address future events and conditions and include, but are not limited to, statements relating to: (1) Parent’s proposed acquisition of the Company, (2) shareholder and regulatory approvals for the proposed Merger, (3) the completion of the proposed Merger, and (4) the expected timing of completion of the proposed Merger. This information may involve risks and uncertainties that could cause actual results to differ materially from such forward-looking statements. Additional information concerning factors that could cause actual results to differ materially from those expressed in forward-looking statements is contained in the Company’s most recently filed periodic reports and in other filings made by the Company with the SEC from time to time. Any such forward-looking statement is qualified by reference to these risks and factors. The Company cautions against putting undue reliance on forward-looking statements or projecting any future results based on such statements. Forward-looking statements speak only as of the date of the particular statement, and the Company does not undertake to update any forward-looking statement contained herein.
Important Additional Information and Where to Find It
        In connection with the proposed transaction, the Company filed the Definitive Proxy Statement, and has filed and may file other materials regarding the proposed transaction with the SEC. The Company has mailed or otherwise provided to its shareholders the Definitive Proxy Statement in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S SHAREHOLDERS ARE URGED TO CAREFULLY READ THE DEFINITIVE PROXY STATEMENT, AS SUPPLEMENTED BY THIS DOCUMENT, IN ITS ENTIRETY AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of the Definitive Proxy Statement and other documents that the Company files with the SEC from the SEC’s website at www.sec.gov and the Company’s website at https://ir.epelectric.com. In addition, the Definitive Proxy Statement and other documents filed by the Company with the SEC (when available) may be obtained from the Company free of charge by directing a request to Investor Relations, Phone: 1-800-592-1634. Media inquiries can be directed to Eduardo Gutierrez at the Company, Phone: 915-497-3495.
Certain Participants in the Solicitation
        The Company, its directors and certain of its executive officers and employees may be deemed, under SEC rules, to be participants in the solicitation of proxies from the Company shareholders with respect to shareholder approval of the proposed acquisition of the Company. Information regarding the names of the Company’s directors and executive officers and their respective interests in the Company by security holdings or otherwise is set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 filed with the SEC on February 28, 2019 and the Company’s definitive proxy statement for its 2019 Annual Meeting of Shareholders filed with the SEC on April 12, 2019. Additional information regarding the interests of such individuals in the proposed transaction is included in the Definitive Proxy Statement. These documents may be obtained free of charge from the SEC’s website at www.sec.gov and the Company’s website at http://ir.epelectric.com.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EL PASO ELECTRIC COMPANY

By:	/s/ NATHAN T. HIRSCHI
Name:	Nathan T. Hirschi
Title:	Senior Vice President and Chief Financial Officer
Dated: August 13, 2019